General Steel Holdings, Inc.

GSHO

Pioneers in the Privatization of State-owned Enterprise Steel Companies in China

Roth Capital Partners – China Discovery Tour 2007

Shanghai – May 15, 2007







Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995, this presentation contains certain forward-looking statements, which include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulations, unforeseeable uncertainties and risks, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. Some projections and other financial information are based on the information provided by our partners and acquisition targets that have not been audited and may be subject to changes. Projections on DQ Metal are based on currently available information and data and are subject to changes and uncertainties. Final results may deviate significantly from these projections. The consummation of the contemplated acquisitions depends on the Company's successfully negotiating the acquisition terms with the acquisition targets. There cannot be any assurance that these acquisition negotiations will be successful or whether these acquisition terms are favorable to the Company. Projections on the major SOE are largely based on negotiations with the government which may vary greatly in duration. The actual duration and completion of negotiations may be significantly longer than these projections. All forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Our Strategic *Vision*

- By 2010, we target to be the largest non-government owned steel product producer in China
- We intend to achieve sales in excess of $6 billion and EPS in excess of $3.31 per share
- We target to consolidate operations in Northwest China and establish key subsidiaries in select markets throughout China
- We target to grow our production from 400,000 tons to 16.5 million tons annually and revenues from $140 million to $6 billion
- We intend to grow through aggressive mergers, joint ventures and acquisitions targeting State-owned Enterprise (SOE) steel companies and selected entities with outstanding potential
- For the past ten years we have laid the foundation to execute this strategy and have now identified 4 key candidates

Company Profile

- First non-government owned steel company in China– founded 1989
- First Chinese steel company to list on a US stock exchange – GSHO.ob
- Primary Subsidiary: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (DQ Metals)
- Primary Product: Hot-rolled carbon steel sheets
- Market Niche: Steel sheets used in production of light agricultural vehicles – payloads from 1,650 lbs - 4,400 lbs
- Size: Largest producer in China - 400,000 tons capacity - 10 production lines – 150,000 tons larger than nearest competitor – 50% market share - pricing power
- Modernized: $12m upgrade completed 2006: facility, technology and equipment
- Increases: Sales 55%, Shipments 68% from 2005 to 2006
- Distribution channels: 35 distributors, 3 regional sales offices, 9 provinces

DQ Profile







- Located in Hebei province, Jinghai county, 20 miles SW of Tianjin
- 320,390 square feet of building space on 17.8 acres of land
- Ample land for expansion or sub-lease potential

Equipment	Quantity
1,200 mm rolling machine	10
Gas-fired reheat furnace	10
16mm x 2,500mm cut to size shearer	8
18mm x 300 cut to size shearer	7
6mm x 2,500mm cut to size shearer	20
Boiler	3
Annealing furnace	4
Roller grinder	3
Gas producer (1.8m, 2.4 m, 3.0m)	16
Air compressor	11
Flattening machine	4
Straightening machine	3
Overhead cranes	33
Transportation vehicles	6

DQ Financial Projections

Projected Consolidated Income Statement (in US$,000)

For the Years ending December 31, 2006, 2007, 2008, 2009, 2010

Year to Dec 31	2006	2007E	2008E	2009E	2010E
Total Revenue	**139,495**	**180,090**	**202,590**	**225,090**	**258,854**
Total Cost of Revenue	(135,324)	(165,683)	(186,383)	(204,832)	(233,503)
Total Gross Profit	**4,171**	**14,407**	**16,207**	**20,258**	**23,297**
Other Operating Profit					
SGA	(2,421)	(2,712)	(3,037)	(3,401)	(3,809)
Net Operating Profit	**1,750**	**11,696**	**13,170**	**16,857**	**21,536**
Other Income (expense)	2,428	1,287	1,287	1,287	1,480
EBIT	**4,178**	**12,983**	**14,457**	**18,144**	**23,016**
Interest Expense	(2,345)	(2,345)	(2,345)	(2,345)	(2,345)
EBT & Minority Interest	**1,833**	**10,638**	**12,112**	**15,799**	**20,671**
Taxation	-	(1,383)	(1,575)	(3,792)	4,961
Profit before Minoriyt Interest	**1,833**	**9,255**	**10,528**	**12,007**	**15,710**
Minority Interest	(799)	(2,776)	(3,161)	(3,602)	3,142
Net Profit	**1,034**	**6,478**	**7,376**	**8,405**	**12,568**
No. Shares O/S	31,250	31,250	31,250	31,250	31,250
EPS	0.03	0.21	0.24	0.27	0.40

DQ 2006 New Production Lines Selling Price Differential

- Higher rates of waste (3.79%)
- Lower selling price per ton ($33.96)
- Production volume 123,390.34 tons
- Selling differential ($4,190,335.94)

Item		(old) Production Lines 1-6	(new) Production Lines 7-10	Difference
Quality	"A" Quality Level	92.29%	88.5	-3.79%
Production Value	Production in Tons	219,484.03	123,390.34	(96,093.68)
	Average Price per Ton/USD	470.4	436.44	(33.96)
	Less Sales Proceeds Generated			**$(4,190,336)**

DQ 2006 New Production Lines Production Cost Differential

- Higher production costs per ton, $9.03
- Production volume, 123,390.34 tons
- Production cost differential, $1,114,214.77

Item		Quantity Produced (old) Lines 1-6	Quantity Produced (new) Lines 7-10	Difference
Production in Tons		219,484.03	123,390.34	(96,093.68)
Total Amount	Cost	99,418,282.49	57,005,675.25	(337,760,669.22)
	Cost/ton	452.96	461.99	9.03
Additional Cost to Produce			**123,390.34*9.03**	**$ 1,114,214.77**

DQ 2006 New Production Lines Impact on Earnings

- New Lines Start up Costs

Selling Differential	-$4,190,335
Production Differential	$1,114,214
Worker Training	$ 188,355
Reg. Sales Offices	$ 42,713
Negative Impact to DQ income	$5,535,619
Minority Interest (30%)	$1,660,686
Combined Impact	-$3,874,933

- If new lines produced at same efficiency and yield as old lines (percentage of "A" quality product), *earnings would have been $4,908,141: $3,874,933 higher than $1,033,208 reported*
- YE 2006, ALL lines operating efficiently – Strong position for 2007

DQ 2007 Q1 Financial Highlights

Consolidated Income Statements & Other Comprehensive Income

for the Three Months Ended March 31, 2007

Statement of Operations	3/31/2007 (unaudited)	3/31/2006 (unaudited)
Total Revenue	37,608	20,642
Total Cost of Revenue	35,875	19,372
Total Gross Profit	1,733	1,270
SGA Expense	630	645
Income from Operations	1,103	626
Other Expense , Net	221	160
EBIT & Minority Interest	882	466
Tax	127	-
Income before Minority Interest	754	466
Less Minority Interest	280	214
Net Income	475	252
Other Comprehensive Income	224	121
Comprehensive Income	698	374
No of O/S Shares	31,320	31,250
EPS	0.015	0.008

Industry Snapshots

Global Industry Snapshot

- Fragmented industry
- Global supply & demand
- China as a world player
- Raw materials


GLOBAL STEEL
SLOWLY CONSOLIDATING - BUT STILL FRAGMENTED
Top 15 Steel Producers make 35% of World Steel
OTHERS
733mt
(14mt) Evraz
(14mt) Gerdau
(16mt) Tangshan
(17mt) ThyssenKrupp
(18mt) Anben
(18mt) Nucor
(18mt) Riva
Corus (18mt)
US Steel (19mt)
Shandong (21mt)
Baosteel (23mt)
JFE (30mt)
Posco (31mt)
Nippon (32mt)
Arcelor Mittal (110mt)
TOTAL : 2005
1132
million tonnes
Source : IISI
Iron and Steel Statistics Bureau

Domestic Industry Snapshot

- Fragmented with 1100 players
- Market segments SOEs vs. Private
- Government consolidation plan
- Restricted from foreign controlling interest


Mongolia
China
Beijing
Baotou Steel
Panzhihua Steel
Benxi Steel
Anshan Steel
Tangshan Steel
Capital Steel
Baoshan Steel
Maanshan Steel
Wuhan Steel
Hualing Steel

Our Strategy & Four-Phase Growth Plan

- Target SOEs and select entities that are market leaders in their niches, no smaller than 250,000 tons production and offer a PE of 2
- Improve their profitability's by introducing western management practices, introducing improved production processes, introducing western capital channels for modernization



General Steel Holdings, Inc.
Phase I Baotou – GSHO Joint Venture
Phase II Central China Steel Company
Phase III Coastal Steel Company
Phase IV Leading SOE Steel Company

Four Major Growth Opportunities Identified

Our Growth Strategy - 4 Phases

- Phase I: Baotou Joint Venture – Stage I announced April 2007
- Phase II: Central China Acquisition – adding 3 million tons capacity. Expected to be announced in mid 2007
- Phase III: Coastal Region Acquisition – adding 2 million tons capacity. Expected to be finalized by late 2007
- Phase IV: Major SOE Merger – preliminary negotiations underway. Expected to be finalized by late 2008

Our Unique M&A Advantages

- Provincial Rivalry – In cross-province SOE to SOE mergers, local government may not endorse commercially viable deals
- Management conflict of interest – In SOE to SOE mergers, "loosing" management teams may not endorse the deal
- Trust – Management does not see us as a threat because of our long-term relationships and their inclusion in post-merger operations
- Incentive and Reward – Management is made to clearly see the incentives and rewards for cooperation and inclusion in post-merger operations
- Access to foreign capital – No other private steel company has this ability to access capital markets to consummate mergers: domestic companies must rely on operating capital; SOEs must rely on equipment contribution and policy loans
- Perceived as both foreign and domestic – Our perception as foreign player makes us welcomed by provincial governments looking to bring foreign investment to their region: our perception as a domestic company allows for controlling interest opportunities

Phase I of Growth Plan
Baotou-General Steel Joint Venture

Profile

- Joint Venture - with Baotou Steel – "Top 10" in nation, 3 stages of implementation
- Total registered capital of JV: $24MM
  - Baotou contributes $12MM in land, equipment, and materials
  - GSHO and DQ Metal contribute $12.5MM in 3 stages
- Location – Northeast China, Kundulun, Inner Mongolia
- Products – Seamed and seamless pipes used in energy sector: oil, natural gas, steam boilers
- Production Capacity – 600,000 tons
- Customer Base – 10 key customers pre-identified

Phase I of Growth Plan
Baotou-General Steel Joint Venture

Key Advantages

- Board of Directors: Cao Zhong Kui, Chairman Baogang United Steel, joined GSHO Board April 2007
- Partner: Baotou is top 10 largest steel producers in China
- Raw Materials: Baotou owns a large mine 150km to supply raw materials
- Transportation: Baotou owns a private railroad to transport raw materials





Phase I of Growth Plan
Baotou-General Steel Joint Venture

Key Advantages

- Product Demand: Pipes used in energy sectors of oil, natural gas and hydro (boilers) forecast strong and sustained demand
- Production Technology: Only producer in top 5 competitors using non-ectrosmelting; allows for lower production costs
- Strong Management Relationship: Key advisory role in prior Baotou subsidiary turn-around
- Future JVs: Strategic entry to future partnerships with Baotou
- Tax: Sino-foreign Joint Venture tax holiday for first 2 years
- Location: Only large production facility serving Northwest China

Phase I of Growth Plan
Baotou-General Steel
Joint Venture Development Plan

Baotou – GSHO Joint Venture

- Stage 1: Production starts June 2007 – 100,000 tons annual capacity; $45 million revenue
- Stage 2: Production starts est. 2008 – 300,000 annual tons capacity; $135 million revenue
- Stage 3: Production starts est. 2009 – 200,000 annual tons capacity; $90 million revenue

Phase I of Growth Plan
Baotou-General Steel Joint Venture

Projected Consolidated Income Statement (in US$,000)

For the Years ending December 31, 2007, 2008, 2009, 2010

Year to Dec 31	2007E	2008E	2009E	2010E
Total Revenue	**21,360**	**183,200**	**272,000**	**318,240**
Total Cost of Revenue	(20,274)	(174,040)	(255,680)	(296,589)
Total Gross Profit	**1,086**	**9,160**	**16,320**	**21,651**
Other Operating Profit	-	-	-	-
SGA	(534)	(4,500)	(7,000)	(7,910)
Net Operating Profit	**552**	**4,660**	**9,320**	**13,741**
Other Income (expense)	-	-	-	-
EBIT	**552**	**4,660**	**9,320**	**13,741**
Interest Expense	-	-	-	-
EBT & Minority Interest	**552**	**4,660**	**9,320**	**13,741**
Taxation	-	-	(1,584)	(2,336)
Profit before Minority Interest	**552**	**4,660**	**7,736**	**11,405**
Minority Interest	(110)	(932)	(1,547)	(2,281)
Net Profit	**442**	**3,728**	**6,189**	**9,124**

Phase II of Growth Plan
Central China Steel Company

Profile

(Negotiations in final stages – estimated to be announced mid 2007)

- Located along a major waterway and railroad artery serving both Northwestern and Eastern seaboard regions
- Fully-integrated production capabilities: mining, coking, sintering, iron making, steel-rolling, steel making
- Main products include steel bars, strip steel, tubes, billets, pig iron, and coke
- Capacity to produce approximatly 3 million tons of finished product annually
- Equipment includes 6 sintering machines, 8 blast furnaces, 4 converters, 3 tandem mills, and 2 oxygenerators
- Company has about 659 acres of land and 6500 employees
- Annual Revenues expected to be in excess of $1 billion
- Earnings impact: roughly 8x increase

Phase II of Growth Plan
Central China Steel Company

Subsidiaries

- Iron mine with current reserves of approximately 300 million tons
- 76% of a rolling mill that produces ribbon steel
- 39% of a iron and steel company that produces 300,000 tons of billets
- 90% of a steel company that produces 100,000 tons of rebar
- Leased railway lines in the Northwest region's largest steel trading center
- 51% of an import-export company
- 100% of an integrated transportation company - 23 loaders, 13 cranes, 1 excavator, and 160 vehicles
- 75% of a machinery maintenance company
- 75% of a company that makes products from steel making waste products
- 100% of a company producing refractory materials
- four other subsidiaries

Phase II of Growth Plan
Central China Steel Company

Key Advantages

- Secure resource bases of iron ore, coke, water, electricity, limestone
- Iron mine with 300 million ton reserves, Largest coal deposits in province
- Transportation access to major highways, and a special railroad connecting mine directly to the production site
- Located at the Bridgehead to the Western region
- Western region targeted by Central government for strong infrastructure and economic development
- Large transportation cost advantage for rebar (main product) - not suited to long haul transportation
- Nearest competitor is 500 km. away
- Eligible for Western Region Development reduced tax

Phase II of Growth Plan
Central China Steel Company

Projected Consolidated Income Statement (in US$,000)

For the Years ending December 31, 2007, 2008, 2009, 2010

Year to Dec 31	2007E	2008E	2009E	2010E
Total Revenue	**1,099,423**	**1,944,599**	**1,709,920**	**1,966,408**
Total Cost of Revenue	(1,009,668)	(1,322,807)	(1,490,511)	(1,699,182)
Total Gross Profit	**89,756**	**121,792**	**219,409**	**267,226**
Other Operating Profit				
Selling Expense	(16,240)	(20,407)	(24,140)	(27,037)
G&A Expense	(19,762)	(24,157)	(27,949)	(31,303)
Net Operating Profit	**53,753**	**77,228**	**167,320**	**208,886**
Other Income (expense)				
Interest Expense	(13,519)	(14,773)	(17,400)	(17,400)
EBT & Minority Interest	**40,234**	**62,455**	**149,920**	**191,486**
Taxation	2,965	8,947	23,520	32,553
Profit before Minority Interest	**37,269**	**53,508**	**126,400**	**158,933**
Minority Interest	(18,262)	(26,219)	(61,936)	(77,877)
Net Income	**19,007**	**27,289**	**64,464**	**81,056**

Phase III of Growth Plan
Coastal Region Steel Company

Profile

(Negotiations well underway – estimated to be announced late 2007)

- Location is in a prime domestic and international transportation hub
- Main products include rebar and wire
- Capacity to produce 2 million tons annually
- Equipment is less than 3 years old and state-of-the art
    - Hot rollers designed by the top institutes in China
    - Processing equipment imported from Europe and the U.S.
- Production site is 1.4 square kilometers with additional 2.5 square kilometers available
- Strong existing distribution base
- Current run rate $923 million
- Expected purchase price 1.6x earnings

Phase III of Growth Plan
Coastal Region Steel Company

Key Advantages

- Owned by a company that is a major customer for steel construction products
- Company has not been well managed because its managers have little steel industry experience
- GSHO believes it can show dramatic improvement in performance by installing its trained and expert management team
- Company is a dominant supplier to the construction industry in one of the fastest growing regions of China. It also has a good export business to South East Asian countries including Vietnam, Thailand, and Malaysia
- Management is willing to sell at a very low price in order to ensure a continuous source of supply for it's projects
- Additional 2.5 square kilometers are available for developing a steel slab facility in Phase 2 of this project. Construction is planned for 2010-11. The land is very close to a large seaport

Phase III of Growth Plan
Coastal Region Steel Company

Projected Consolidated Income Statement (in US$,000)

For the Years ending December 31, 2008, 2009, 2010

Year to Dec 31	2008E	2009E	2010E
Total Revenue	**923,077**	**1,015,385**	**1,167,693**
Total Cost of Revenue	(824,414)	(906,855)	(1,042,883)
Total Gross Profit	**98,663**	**108,530**	**124,820**
SGA Expense	(15,385)	(17,693)	(19,816)
Net Operating Profit	**83,278**	**90,837**	**104,993**
Other Income (expense)	-	-	-
EBIT	**83,278**	**90,837**	**104,993**
Interest Expense	-	-	-
Profit before Tax & Minority Interest	**83,278**	**90,837**	**104,993**
Tax	-	-	-
Net Profit before Minority Interest	**83,278**	**90,837**	**104,993**
Minority Interest	(16,656)	(18,167)	(20,999)
Net Profit	**66,622**	**72,670**	**83,995**

Phase IV of Growth Plan
Major SOE Steel Company

General Profile

- Production Volume: One of China's leading SOEs
- Capable to produce 63 varieties of steel and nearly 2000 specifications of steel products
- Market dominance in key transportation infrastructure product
- Nearly 30,000 employees
- Over 20 subsidiaries, numerous Joint Ventures and partnerships
- Nation-wide distribution and sales network, international sales offices

Phase IV of Growth Plan
Major SOE Steel Company

Projected Consolidated Income Statement (in US$,000)

For the Years ending December 31, 2009, 2010

Year to Dec 31	2009E	2010E
Total Revenue	**3,825,000**	**4,398,750**
Total Cost of Revenue	(3,366,000)	(3,803,580)
Total Gross Profit	**459,000**	**595,170**
SGA Expense	(76,500)	(84,915)
Net Operating Profit	**382,500**	**510,255**
Other Income (expense)	-	-
EBIT	**382,500**	**510,255**
Interest Expense	**(104,000)**	**(106,080)**
Profit before Tax & Minority Interest	**278,500**	**404,175**
Tax	-	-
Net Profit before Minority Interest	**278,500**	**404,175**
Minority Interest	(136,465)	(194,004)
Net Profit	**142,035**	**210,171**

Consolidated Growth Forecast
(includes Growth Phases I - IV)

Projected Consolidated Income Statement (in US$,000)

For the Years ending December 31, 2006, 2007, 2008, 2009, 2010

Year to Dec 31	2006	2007E	2008E	2009E	2010E
Total Revenue	139,495	**751,162**	**2,753,466**	**7,047,395**	**8,109,944**
Total Cost of Revenue	(135,324)	(690,791)	(2,507,643)	(6,223,878)	(7,075,743)
Total Gross Profit	4,171	**60,371**	**245,822**	**828,517**	**1,034,202**
SGA Expense	(2,421)	(21,247)	(67,486)	(156,684)	(174,791)
Net Operating Profit	175	**39,124**	**178,336**	**666,834**	**859,411**
Other Income (expense)	2,428	1,287	1,287	1,287	1,480
EBIT	4,178	**40,411**	**179,623**	**668,121**	**860,891**
Interest Expense	(2,345)	**(9,105)**	**(17,118)**	**(123,745)**	**(125,825)**
Profit before Tax & Minoriyt Interest	1,833	**31,307**	**162,505**	**544,376**	**735,066**
Tax	-	(2,865)	(10,521)	(28,896)	(39,850)
Net Profit before Minority Interest	1,833	**28,441**	**151,984**	**515,480**	**695,216**
Minority Interest	(799)	(12,018)	(46,968)	(221,718)	(298,303)
Net Profit	1,034	**16,423**	**105,016**	**293,762**	**396,914**
No of O/S Shares	31,250	46,250	56,250	116,250	120,000
EPS	**0.03**	**0.36**	**1.87**	**2.53**	**3.31**

Our People

Management Team

- ***Henry Yu***: *Founder and Chairman of the Board.* First private steel enterprise owner in China (1989), Former CEO of DQ Metal and Sheet; MBA, BA Business Management, BS in Engineering; China national representative to Asia Pacific Economic Cooperation (APEC) Development Council

- ***John Chen***: *Chief Financial Officer.* California CPA license; 7 years public and private practice with US and Chinese companies; BS degree from Cal Poly Pomona. Bi-lingual English & Chinese

- ***Ross Warner***: *Director.* 17 years management experience with companies working in Asia; 8 years in China; MBA from Thunderbird; Bi-lingual English & Chinese

- ***Guodong Wang***: *Director, Chief Technical Officer.* Engineer at Anshen Iron and Steel Company (2nd largest Steel Producer in China), Master's Degree in Engineering from Beijing Iron and Steel Research Institute, Professor at Northeastern University, Shenyang

General Steel Holdings, Inc
Corporate Information

- **Address**
  Kuntai International Mansion Building
  Suite 2315
  Yi No. 12 Chaoyangmenwai Avenue
  Chaoyang District, Beijing 100020
  China

- **Contact**
  Tel: +86-10-5879-7346 (English)
  Fax: +86-10-5879-7346 (Direct)
  Email: ross@gshi-steel
  Skype: ross.warner.generalsteel
  Time: GMT +8 (New York + 12 hours)
  URL: www.gshi-steel.com

- **Stock Information**
  Ticker: GHSO
  Exchange: OTCBB
  Shares Outstanding: 32m
  Float: 8m
  Recent Market Cap: $103m

- **Outside Advisors**
  Legal Counsel: Baker & McKenzie LLP
  Auditors: Moore, Stephens, Wurth, Frazier & Torbert LLP

- **Transfer Agent**
  Pacific Stock Transfer Company
  500 W. Warm Springs Road, Suite 240
  Las Vegas, NV 89119
  Telephone: 702-361-3033
  Fax: 702-433-1979